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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 3, 1999


                          CORSAIR COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


                  0-25356                       77-0390406
          (Commission File Number)    (IRS Employer Identification No.)


                    3408 Hillview Avenue, Palo Alto, CA 94304
               (Address of principal executive offices) (Zip Code)


                                 (650) 842-3300
              (Registrant's telephone number, including area code)


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Item 2.  Acquisition or Disposition of Assets.

        On February 3, 1999 (the "Closing Date"), Corsair Communications, Inc, a Delaware corporation ("Corsair"), and its wholly-owned subsidiary, Subscriber Computing, Inc. ("Subscriber"), sold substantially all of the assets relating to Subscriber's Communication Resource Manager billing system and certain related products, including BudgetWatch, CreditWatch, FraudWatch, Prepay (DOS version only) and RapidRent to Wireless Billing Systems, a California corporation ("Buyer"), pursuant to the terms of an Asset Purchase Agreement of even date therewith (the "Asset Purchase Agreement").

        Pursuant to the terms of the Asset Purchase Agreement, Corsair made an initial payment of $1,000,000 to the Buyer at the closing and agreed to loan the Buyer an additional $200,000 pursuant to the terms of a secured promissory note bearing interest at the rate of 10% per annum, due and payable in 24 months from the date of issuance.

        On or before April 15, 1999, Corsair will prepare a closing balance sheet as of January 31, 1999, reflecting the assets and liabilities transferred to Buyer, as adjusted to reflect (i) the actual book value of certain fixed assets acquired by Buyer, (ii) accounts receivable returned by Seller following the Closing Date and (iii) prepayments received by Corsair prior to the Closing Date that are returned by Buyer to customers (the "Closing Balance Sheet"). In the event that the net asset value, as reflected on the Closing Balance Sheet is negative, Corsair shall deliver the amount by which such net asset value is negative to Buyer in cash. In the event that the net asset value, as reflected on the Closing Balance Sheet is positive, Buyer shall deliver to Corsair a secured promissory note in the aggregate principal amount by which such net asset value is positive, bearing interest at the rate of 10% per annum due and payable in 24 months from the date of issuance.


Item 7.  Financial Statements and Exhibits.

         (a)      Financial Statements of Subscriber.

                  The Financial Information of Subscriber required to be filed pursuant to Item 7(a) of Form 8-K was not available at the time of filing of this Current Report on Form 8-K and will be filed on a Form 8-K/A as soon as practicable, but in no event later than 60 days after the date this Form 8-K is required to be filed.

         (b)      Pro Forma Financial Statements.

                  The Pro Forma Financial Information required to be filed pursuant to Item 7(b) of Form 8-K was not available at the time of filing of this Current Report on Form 8-K and will be filed on a Form 8-K/A as soon as practicable, but in no event later than 60 days after the date this Form 8-K is required to be filed.


         (c)      Exhibits.

                  Exhibit 2.1 Asset Purchase Agreement by and between Corsair Communications, Inc., Subscriber Computing, Inc., Wireless Billing Systems and Avery Communications, Inc., dated February 3, 1999.

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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CORSAIR COMMUNICATIONS, INC.



                                             /s/ Mary Ann Byrnes
                                             -----------------------------------
                                             Mary Ann Byrnes, President and
                                             Chief Executive Officer


Date: February 18, 1999

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                                  EXHIBIT INDEX


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                                                                                      SEQUENTIALLY
   EXHIBIT                                                                              NUMBERED
   NUMBER                                 DOCUMENT                                        PAGE
   ------                                 --------                                    ------------
     2.1       Asset Purchase Agreement by and among Corsair Communications, Inc.,
               Subscriber Computing, Inc. and Wireless Billing Systems
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